Item 1: Report to Shareholders

Global Stock Fund	October 31, 2005

The views and opinions in this report were current as of October 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Global stocks continued to set a robust pace during the past six months, delivering substantial returns for the 6- and 12-month periods ended October 31, 2005. In the U.S., mid-cap stocks were the star performers, far outpacing the broad market. Emerging markets were the strongest global performers in both periods, although they suffered the steepest decline in October as markets with the biggest gains were punished most by profit taking, concerns about inflation, and high oil prices. European stocks did well in both periods, and Japan’s results were outstanding during the past six months.

Your fund far surpassed the returns of its key benchmarks, the unmanaged MSCI World Index and the Lipper Global Large-Cap Growth Funds Average, during the 6- and 12-month periods ended October 31, 2005. Strong stock selection accompanied by a slight boost from sector and country allocation drove the fund’s stellar results versus the competition. Our holdings in health care, telecom services, and financials were particularly strong. While we do not construct the portfolio based on exposure to various countries, we do monitor our regional allocations. Our U.S. holdings were especially beneficial to shareholders, as were positions in Mexico and Brazil—although to a lesser degree. A slight underweight in Japan provided the only drag on performance in relative terms.

MARKET REVIEW

In the U.S., the economic environment has become a bit more challenging as rising energy prices and higher interest rates have begun to crimp consumer spending. In addition, significant property losses as a result of the Gulf Coast hurricanes, cautionary comments from the Federal Reserve regarding inflationary pressures in the economy, and slowing employment growth may temporarily hinder both capital expenditures and GDP growth.

Japan is a different story. After peaking 15 years ago, the Japanese stock market experienced a steady swoon until 2003 but now seems to have turned the corner. The resurgence in Japanese equities has boosted share prices to levels not seen since 2001. After a few false starts, the world’s second-largest economy appears to be getting back on track. Growth has been driven by consumer and corporate spending rather than just exports, and Japan is exhibiting signs of a self-sustaining recovery. In addition, the country benefited from a decisive election, which returned the reform-minded Prime Minister Junichiro Koizumi to office and raised hopes of even more radical reforms, which may be seen as a tailwind for further economic growth.

While tailwinds drove Japan, the headwinds of rising inflation, slowing employment growth, and moderating real estate values plagued developed Europe and hurt consumer spending. The terror attacks in London over the summer hindered economic growth in the U.K. Indeed, GDP growth there plunged to a 12-year low in the second quarter and prompted the Bank of England to cut interest rates. In addition, continuing high unemployment in France and Germany remains an issue. The German elections ended with neither major party securing a commanding majority. Angela Merkel, the leader of the Christian Democrats, will replace Social Democrat Gerhard Schroeder as chancellor, but she will be heading a coalition government, which will make reforms harder to implement. Notwithstanding the mixed political message, the major European bourses managed to hit a three-year high during the past six months as high levels of liquidity and appealing share price valuations fueled merger and acquisition activity.

Emerging markets were the star performers over the past six and 12 months, driven by improving political stability, current account surpluses, low inflation and interest rates, attractively valued currencies, and better earnings and balance sheet quality, all of which served to underpin GDP growth. Emerging markets account for more than 40% of global GDP, measured by purchasing power parity. Developed Asia outside Japan is still closely linked to China, with a large number of Chinese stocks listed in Singapore and Hong Kong to attract international investors. China’s economy grew strongly, but the growth failed to trickle down to the micro level where companies are still blighted by weak corporate governance.

PORTFOLIO PERFORMANCE AND STRATEGY

Before reviewing portfolio activity during the period, we would make a few comments about our investment process in general. Our global equity strategy involves about 100 stocks within the $35 trillion market that consists of about 4,000 companies with over a billion-dollar market cap. We invest in emerging and developed markets across the entire capitalization range. Opportunities can be found in large-, mid-, and small-cap spaces, and we have a growth bias. To mitigate risk, it is possible to invest either in deep value stocks or in growth companies gaining market share. Our preference is toward companies gaining share in industries that are also gaining market share. We have a double-pronged approach of seeking stable to improving industries and companies gaining share because of the product cycle or because they have a better business model. Our entire approach in addition to that is to look at the globe by sectors, not by regions, and to identify the best financials wherever they exist. Even more important, we look beneath the surface for the best commercial banks, the best insurance companies, the best capital markets, best investment banks, best health care companies, energy firms, etc. We attempt to add value for shareholders by recognizing developing trends, and by looking in both emerging and developed markets to find the best firms to invest in.

We believe a lot of the risks people focus on at any moment will be replaced by new ones 12 months from now. The risks always look awful, but time is our friend. Meanwhile, we’ve got great productivity growth around the world, excellent liquidity, dynamic change—so many interesting things occurring while many investors focus on the risk factors. We choose to focus instead on the positives, such as good productivity, great liquidity, and reasonable valuations, which are the factors that truly matter over the long term.

Stock selection was the name of the game over the fund’s fiscal year, particularly during the second half. On a relative basis, our health care positions including biotechnology companies Vertex Pharmaceuticals, Genentech, and Gilead Sciences, all U.S. firms, led the way. The outlook improved for Vertex Pharmaceuticals’ hepatitis C drug VX-950, holding out hope for more effective treatment of debilitating liver disease. Stock selection in the services industry also contributed with strong gains from WellChoice, WellPoint, and UnitedHealth Group. Biotech benefited from a recent shift in sentiment driven by positive earnings surprises, encouraging news on clinical trials, and new business transactions and agreements; moderating cost trends and consolidation in the sector boosted our services company stocks. (Please refer to our detailed list of holdings and the amount each represents of the portfolio.)

Stock selection in the telecommunications sector also aided the fund’s relative results, thanks to strong performance in our emerging markets wireless services companies and other positions in the group. We were overweight in key movers in this segment, including Mexico’s America Movil, Crown Castle International of the U.S., Egypt’s Orascom, and diversified Canadian company Telus. We continue to be encouraged by positive trends in mobile communications in emerging markets, including increased market penetration, and also in North America where consolidation is leading to more rational competition. America Movil’s share price has been climbing because of its increased penetration and growth rates, as well as from the company’s recent acquisitions and plans to seek out other acquisition targets in Bolivia, Panama, and Venezuela. Crown Castle rose in a sympathy move with Spectrasite following that company’s announced acquisition by American Tower. Crown Castle is the second-biggest firm in the sector, with 10,600 towers in the U.S. It reported an excellent second quarter and raised guidance on the strength of future demand as providers continue to spend on the company’s networks. Telus reported solid earnings, highlighted by revenue growth in its wireless segment.

The financials sector slightly outpaced the broader index, which helped fund performance, but the lion’s share of our sterling performance versus the competition came from effective stock selection. In particular, we benefited from strength in commercial banks Turkiye Is Bankasi of Turkey, Bank of Cyprus in Cyprus, and Japan’s Sumitomo Mitsui Financial and Mizuho Financial Group. Technology stocks also boosted fund results thanks to good stock selection, which overcame our overweight in U.S. computer maker Dell, which lagged significantly. Fortunately, we overweighted other tech stocks that contributed handsomely, including the U.S. search engine Google, whose shares have been soaring; software companies Red Hat and Activision, also U.S. companies, and South Korean semiconductor company Samsung Electronics. We continue to believe that the innovation and increased efficiencies offered by tech companies are necessary for corporations to improve their bottom lines, and the sector remains the most significant overweight in the portfolio.

Our discussion of portfolio activity during the period would not be complete without citing energy, the best-performing sector overall. Here, too, fund performance benefited from stock selection as oil producers Petroleo Brasileiro (Petrobras) of Brazil and Norway’s Statoil ASA, and U.S. equipment makers Grant Prideco and Schlumberger fueled most of the returns in the sector. Concerns abounded about the inadequacy of global surplus and limited refining capacities, which were further exacerbated by the Gulf Coast hurricanes. Surplus capacity worldwide is lower than ever and has led to a tight supply/demand balance. We believe that companies in the industry with the strongest reserves and reserve replacement will be able to maintain growth.

INVESTMENT OUTLOOK

We expect this growth phase in the market to persist, although at a more moderate pace. Companies have taken the past few years to clean up balance sheets and improve their cash flow. Valuations in most global markets are lower than those in the U.S., but U.S. fundamentals remain encouraging and earnings should be reasonably strong. As important as ever is prudent capital management. Large-caps continue to look cheap relative to small, and growth stocks are trading at comparable levels with value stocks instead of at a normal premium.

Looking ahead, our major focus will be on the concept we call “moderate growth with dynamic change.” Coming changes are likely to be as dynamic as we’ve ever seen because, when you link almost seven billion people with replicated practices, it forces structural change faster. The telecom, media, and tech sectors are undergoing dynamic structural change, but we’re also seeing changes in almost every sector around the world. The biggest issue is digital migration: the unbundling of the application layer services from the physical layer such as network, hardware, and so on. Voice is the oldest technology in the world and the oldest application. Now voice is unbundled from the physical layer of the network in telecom. It changes everything in that industry. With these forces at work, we have to analyze where we want to be invested. We want to be invested in companies taking market share, not losing share in the $45 trillion global economy. We have to look globally, not merely to invest in global businesses, but also to recognize developing patterns. Why is market share being taken? Where are the best practices being replicated? Why? How can we stay ahead of the curve to develop real gains not over a quarter, but longer term? We believe in looking forward one, two, and three years for structural changes likely to take place.

The biggest real risk is one many people aren’t even thinking about: margins. Corporate profit margins—pretax, after-tax, and free cash margins—are at all-time highs. This is true in the U.S., Europe, Japan, and most emerging markets. It’s also true in most sectors, and we got to this point because of the bubble bursting after 2000 and what followed. As we came out of the economic recession, companies had implemented a lot of cost-saving measures. But as they started to grow revenues, they haven’t begun reinvesting. They haven’t reinvested in capital expenditures (capex), and the capex/sales ratio seems to be at an historic low. That is why corporate free cash flow is so good; companies have not begun to invest in people that much, which is reflected in the profit and loss statement, because they’re fearful of competition. So we’ve gotten to this point of moderate revenue growth and very fat margins. Those margins are the real risk in the markets because with globalization, barriers to entry and exit are lower and competition is more fierce. So companies are being very prudent, which is good, but the profits are so great that we could have a situation where we start to muddle along, revenues grow but profits don’t, and as margins decay the future is not as bright. Taking the risks into consideration, however, and balancing them against the positive trends, we remain extremely constructive about the future of global investing.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund’s Investment Advisory Committee

November 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI USA Index: A capitalization-weighted index of stocks based in the United States.

Price/earnings (P/E) ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/05
Dell, United States	4.3%
America Movil, Mexico	2.4
Google, United States	2.1
E*TRADE Financial, United States	2.0
Axis Capital Holdings, United States	1.8
Schlumberger, United States	1.8
GE, United States	1.5
Sumitomo Mitsui Financial, Japan	1.5
Genentech, United States	1.5
Apollo Group, United States	1.4
Microsoft, United States	1.4
Companhia Vale do Rio Doce, Brazil	1.3
Petroleo Brasileiro, Brazil	1.3
Wynn Resorts, United States	1.2
Goldman Sachs, United States	1.2
Turkiye Is Bankasi, Turkey	1.2
Roche Holding, Switzerland	1.2
Pyaterochka Holding, Russia	1.2
Aspen Insurance Holdings, Bermuda	1.2
UBS, Switzerland	1.2
Banco Bilbao Vizcaya Argenta, Spain	1.1
Legg Mason, United States	1.1
Open Solutions, United States	1.1
Bank of Cyprus, Cyprus	1.1
Investcom, Lebanon	1.1
Total	38.2%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and securities lending collateral.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE					
Beginning of period	$ 14.57	$ 13.07	$ 10.90	$ 12.96	$ 18.04
Investment activities					
Net investment income	0.06*	0.03*	0.05*	0.02*	0.14*
Net realized and unrealized gain (loss)	3.46	1.52	2.15	(1.96)	(4.41)
Total from investment activities	3.52	1.55	2.20	(1.94)	(4.27)
Distributions					
Net investment income	(0.08)	(0.04)	(0.03)	(0.12)	(0.02)
Net realized gain	–	(0.01)	–	–	(0.79)
Total distributions	(0.08)	(0.05)	(0.03)	(0.12)	(0.81)
NET ASSET VALUE					
End of period	**$ 18.01**	**$ 14.57**	**$ 13.07**	**$ 10.90**	**$ 12.96**

Ratios/Supplemental Data

Total return^	**24.24%***	**11.89%***	**20.24%***	**(15.15)%***	**(24.69)%***
Ratio of total expenses to average net assets	1.18%*	1.20%*	1.20%*	1.20%*	1.20%*
Ratio of net investment income to average net assets	0.39%*	0.22%*	0.42%*	0.20%*	0.89%*
Portfolio turnover rate	154.8%	72.3%	38.7%	48.4%	52.3%
Net assets, end of period (in thousands)	$ 123,456	$ 77,258	$ 74,725	$ 62,735	$ 73,325

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 2/29/08 and expenses in excess of a 1.20% contractual expense limitation in effect through 10/1/05.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRALIA 1.7%		
Common Stocks 1.7%		
BHP Billiton	70,000	1,087
Sims Group	75,000	955
Total Australia (Cost $2,112)		2,042
BERMUDA 1.2%		
Common Stocks 1.2%		
Aspen Insurance Holdings (USD)	60,000	1,451
Total Bermuda (Cost $1,649)		1,451
BRAZIL 2.5%		
Common Stocks 2.5%		
Companhia Vale do Rio Doce ADR (USD)	42,000	1,550
Petroleo Brasileiro (Petrobras) ADR (USD)	27,000	1,549
Total Brazil (Cost $2,034)		3,099
CANADA 1.5%		
Common Stocks 1.5%		
Rogers Communications, Class B (USD)	29,000	1,146
Telus (Non-voting shares) (USD)	20,000	754
Total Canada (Cost $1,276)		1,900
CYPRUS 1.1%		
Common Stocks 1.1%		
Bank of Cyprus	250,000	1,268
Bank of Cyprus, Rights (1)	250,000	89
Total Cyprus (Cost $1,051)		1,357
DENMARK 0.7%		
Common Stocks 0.7%		
Novo Nordisk, Series B	16,000	822
Total Denmark (Cost $701)		822

EGYPT 0.9%

Common Stocks 0.9%

Egyptian Company for Mobile Services	35,000	1,156
Total Egypt (Cost $1,145)		1,156

FRANCE 1.8%

Common Stocks 1.8%

Total	5,000	1,260
Ubisoft Entertainment [1][2]	20,000	923
Total France (Cost $1,612)		2,183

GERMANY 1.8%

Common Stocks 1.8%

Bayerische Hypo-Vereinsbank [1]	40,000	1,115
Hypo Real Estate Holding	24,000	1,161
Total Germany (Cost $1,838)		2,276

GREECE 1.7%

Common Stocks 1.7%

National Bank of Greece	32,000	1,251
OPAP	30,000	867
Total Greece (Cost $1,988)		2,118

HONG KONG 1.0%

Common Stocks 1.0%

Hutchison Telecommunications [1]	1,000,000	1,254
Total Hong Kong (Cost $1,299)		1,254

INDIA 1.1%

Common Stocks 1.1%

I-Flex Solutions	30,000	591
Suzlon Energy [1]	48,300	692
Suzlon Energy, Ordinary shares [1]	5,119	82
Total India (Cost $923)		1,365

IRELAND 1.0%

Common Stocks 1.0%

Anglo Irish Bank	90,000	1,219
Total Ireland (Cost $1,117)		1,219

ITALY 0.7%

Common Stocks 0.7%

Eni S.p.A. (2)	30,000	803
Total Italy (Cost $547)		803

JAPAN 6.1%

Common Stocks 6.1%

K. K. DaVinci Advisors (1)	180	851
Leopalace21	50,000	1,294
Nissha Printing	35,000	702
Point	16,000	990
Round One (2)	200	794
Sumitomo Mitsui Financial (2)	200	1,863
Yamada Denki (2)	11,000	973
Total Japan (Cost $6,173)		7,467

LEBANON 1.1%

Common Stocks 1.1%

Investcom GDR (USD) (1)	100,000	1,351
Total Lebanon (Cost $1,428)		1,351

MEXICO 3.9%

Common Stocks 3.9%

America Movil ADR, Series L (USD)	115,000	3,019
Grupo Financiero Banorte	140,000	1,193
Wal-Mart de Mexico, Series V	130,000	632
Total Mexico (Cost $3,244)		4,844

SPAIN 1.1%

Common Stocks 1.1%

Banco Bilbao Vizcaya Argenta	80,000	1,411
Total Spain (Cost $1,177)		1,411

SWITZERLAND 4.9%

Common Stocks 4.9%

EFG International [1]	45,000	1,293
Novartis	22,000	1,183
Phonak Holding	14,000	584
Roche Holding	10,000	1,493
UBS	17,000	1,442
Total Switzerland (Cost $5,121)		5,995

TURKEY 1.2%

Common Stocks 1.2%

Turkiye Is Bankasi	216,000	1,497
Total Turkey (Cost $962)		1,497

UNITED KINGDOM 4.0%

Common Stocks 4.0%

Capita Group	120,000	827
Johnson Matthey	35,000	725
Rolls-Royce[1]	150,000	969
Rolls-Royce, Class B	5,010,000	8
Royal Dutch Shell, Series A	42,000	1,301
William Hill	120,000	1,134
Total United Kingdom (Cost $4,856)		4,964

UNITED STATES 50.1%

Common Stocks 50.1%

Activision [1]	73,333	1,156
Amgen [1]	17,000	1,288
Analog Devices	27,000	939

Apollo Group, Class A [(1)]	27,000	1,702
Atherogenics [(1)]	40,000	600
Axis Capital Holdings	85,000	2,204
Charles Schwab	85,000	1,292
Checkfree [(1)]	30,000	1,275
Crown Castle International [(1)]	48,000	1,177
Danaher	22,000	1,146
Dell [(1)]	165,000	5,261
Dreamworks Animation, Class A [(1)]	40,000	1,026
E*TRADE Financial [(1)]	130,000	2,411
GE	55,000	1,865
Genentech [(1)]	20,000	1,812
Gilead Sciences [(1)]	26,000	1,229
Goldman Sachs	12,000	1,516
Google, Class A [(1)]	7,000	2,605
Grant Prideco [(1)]	34,000	1,322
John Nuveen	25,000	1,012
Lamar Advertising [(1)]	20,000	892
Lazard	48,000	1,241
Legg Mason	13,000	1,395
Martek Biosciences [(1)]	22,000	679
Microsoft	65,000	1,671
Murphy Oil	22,000	1,031
NAVTEQ [(1)]	34,000	1,330
Nucor	15,000	898
Open Solutions [(1)]	65,000	1,392
Red Hat [(1)]	40,000	929
Royal Caribbean Cruises	30,000	1,243
Schlumberger	24,000	2,178
Sepracor [(1)]	17,000	956
SLM Corporation	17,000	944
Smith International	40,000	1,296
State Street	24,000	1,326
Station Casinos	10,000	641
Target	17,000	947

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $2,251)	$	2,251
Non-affiliated companies (cost $108,118)		125,089
Total investments in securities		127,340
Receivable for investment securities sold		3,545
Receivable for shares sold		388
Dividends and interest receivable		73
Cash		50
Foreign currency		22
Other assets		971
Total assets		132,389
Liabilities		
Obligation to return securities lending collateral		4,820
Payable for investment securities purchased		2,994
Payable for shares redeemed		55
Investment management fees payable		53
Due to affiliates		30
Other liabilities		981
Total liabilities		8,933
NET ASSETS	$	123,456
Net Assets Consist of:		
Undistributed net investment income	$	142
Undistributed net realized gain		2,492
Net unrealized gain		16,975
Paid-in capital applicable to 6,852,989 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		103,847
NET ASSETS	$	123,456
NET ASSET VALUE PER SHARE	$	18.01

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

	Year Ended 10/31/05
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $73)	$ 1,435
Securities lending	29
Interest	1
Total income	1,465
Expenses	
Investment management	617
Shareholder servicing	254
Custody and accounting	154
Prospectus and shareholder reports	41
Legal and audit	32
Registration	28
Directors	6
Proxy and annual meeting	3
Miscellaneous	7
Reductions of fees and expenses	
Investment management fees waived	(42)
Total expenses	1,100
Net investment income	365
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities (net of foreign taxes of $22)	16,504
Foreign currency transactions	(67)
Net realized gain	16,437
Change in net unrealized gain (loss)	
Securities	3,584
Other assets and liabilities denominated in foreign currencies	(1)
Change in net unrealized gain (loss)	3,583
Net realized and unrealized gain	20,020
INCREASE IN NET ASSETS FROM OPERATIONS	$ 20,385

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $5,000 for the year ended October 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reductions for credits.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended October 31, 2005, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $205,000, represents 13.6% of dividend income reflected in the accompanying financial statements and is not expected to recur.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2005, approximately 20% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2005, the value of loaned securities was $4,625,000; aggregate collateral consisted of $4,820,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $167,005,000 and $143,134,000, respectively, for the year ended October 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2005 totaled $425,000 and were characterized as ordinary income for tax purposes. At October 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2005, the fund utilized $13,850,000 of capital loss carryforwards.

For the year ended October 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2005, the cost of investments for federal income tax purposes was $110,393,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At October 31, 2005, the fund had $11,000 of capital loss carryforwards that expire in 2009, $219,000 that expire in 2010, and $134,000 that expire thereafter through 2012.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. The fund’s expense limitation was 1.20% through September 30, 2005 and was lowered to 1.00% effective October 1, 2005 through February 29, 2008. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than February 28, 2010. Pursuant to this agreement, at October 31, 2005, management fees waived in the amount of $139,000 remain subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2005, expenses incurred pursuant to these service agreements were $84,000 for Price Associates, $134,000 for T. Rowe Price Services, Inc., and $42,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $37,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2005 and October 31, 2004 was $2,251,000 and $626,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Global Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $10,000 from short-term capital gains,

• $67,000 from long-term capital gains, subject to the 15% rate gains category

For taxable noncorporate shareholders, $367,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $367,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
1991	Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1988	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/00 to present),
2001	and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Director

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2002	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs Asset
Management (to 2004)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Vice
President, Salomon Smith Barney Hong Kong
(to 2001)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., T. Rowe Price Investment Services, Inc.,
and T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group,
Vice President, International Funds	Inc., and T. Rowe Price International, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director and Vice President, T. Rowe Price;
President, International Funds	Vice President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President, T. Rowe
Price International, Inc.; Director, T. Rowe Price
Global Asset Management Limited and T. Rowe
Price Global Investment Services Limited

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$11,096	$11,682
Audit-Related Fees	1,009	1,094
Tax Fees	3,146	5,467
All Other Fees	368	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,010,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 16, 2005